Federal Home Loan Bank Advances	12 Months Ended
Dec. 31, 2015
Federal Home Loan Banks [Abstract]
Federal Home Loan Bank Advances
(9)	Federal Home Loan Bank Advances

There were no Federal Home Loan Bank Advances (“FHLB”) advances as of December 31, 2014. A summary of FHLB advances at December 31, 2015 is presented below ($ in thousands).

Maturing in the Year Ending December 31,	Advance Type	Interest Rate	Amount
2016	Fixed Rate	0.32%	$7,500
2016	Fixed Rate	0.37%	$20,000

			$27,500

At December 31, 2015, the Company had total credit availability of approximately $60.8 million with the FHLB. Advances are secured by a blanket lien on certain loans and the Company’s FHLB stock. Pursuant to the collateral agreement, borrowing capacity is determined by the amount of qualifying collateral pledged. As of December 31, 2015 the Company had qualifying collateral pledged of $86.9 million in loans and FHLB stock of $1.6 million.